THIRD AVENUE VALUE FUND
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      THIRD AVENUE INTERNATIONAL VALUE FUND

                         SUPPLEMENT DATED JUNE 11, 2007
                        TO PROSPECTUS DATED MARCH 1, 2007

EFFECTIVE JUNE 11, 2007, THE FOLLOWING INFORMATION REPLACES CURRENT INFORMATION ON PAGE 5 CONCERNING THE THIRD AVENUE SMALL-CAP VALUE FUND UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES" OF THE FUNDS' PROSPECTUS DATED MARCH 1, 2007:

The Fund considers a "small company" to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index, the S&P Small Cap 600 Index or the Dow Jones Wilshire U.S. Small-Cap Index at the time of investment, during the most recent 12-month period (based on month-end data).